SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99 PRESS RELEASE

Item 9.   Regulation FD Disclosure.

On April 16, 2003, The Progressive Corporation (the “Company”) issued a News Release containing financial results of the Company for the three months ended March 31, 2003 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99. This information is being furnished under this Item 9 and under Item 12 (Results of Operations and Financial Condition), pursuant to SEC Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 16, 2003

THE PROGRESSIVE CORPORATION

By: /s/ W. Thomas Forrester Name: W. Thomas Forrester Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K	Exhibit
Item 601	No.	Description

99	99	News Release dated April 16, 2003, containing financial results of The Progressive Corporation for the three months ended March 31, 2003.